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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 23, 2005


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of February 1, 2005, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2005-R1)


                       AMERIQUEST MORTGAGE SECURITIES INC.
                       -----------------------------------

             (Exact name of registrant as specified in its charter)


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      Delaware                  333-121781                   33-0885129
  -----------------            ------------              -------------------
   (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction               File Number)              Identification No.)
  of Incorporation)


  1100 Town & Country Road,
       Suite 1100
   Orange, California                                           92868
  ---------------------                                       ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code: 714-564-0660


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

                  (a)      Financial Statements.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibits.


                 Item 601(a)of Regulation S-K
Exhibit No.      Exhibit No.                       Description
-----------      -----------                       -----------
1                5.1, 8.1, 23.1                    Opinion and Consent of
                                                   Thacher Proffitt & Wood LLP.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 23, 2005


                                             AMERIQUEST MORTGAGE SECURITIES INC


                                             By: /s/ John P. Grazer
                                                --------------------------------
                                             Name:  John P. Grazer
                                             Title: CFO

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                                  EXHIBIT INDEX


                   Item 601(a)of Regulation S-K
Exhibit No.        Exhibit No.                         Description
-----------        -----------                         -----------
1                  5.1, 8.1, 23.1                      Opinion and Consent
                                                       of Counsel